SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
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                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2003
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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      (State of or other jurisdiction of incorporation or organization)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921  (719) 481-7000
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  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5 - OTHER EVENTS

Ramtron International Corporation announced today that its Board of Directors has approved the realignment of its FRAM and Enhanced Memory Systems businesses to improve operational efficiency, and concentrate the company's resources on its profitable FRAM product business. As part of the realignment, Ramtron has reached an agreement with its principal ESRAM customer that allows the company to reduce significantly current and future expenditures associated with the development of Enhanced Memory Systems, Inc. ESRAM products. Ramtron expects to take non-cash charges as a result of the realignment, which will be reported on May 1 when the company releases first quarter 2003 financial results. A copy of the company's press release containing its reported results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated April 14, 2003.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
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                                              LuAnn D. Hanson
                                              Chief Financial Officer
Dated April 14, 2003

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